Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
May, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.0850%


Excess Protection Level
   3 Month Average   8.49%
     May, 1999  10.50%
     April, 1999   6.95%
     March, 1999   8.01%



Cash Yield                                              23.36%


Investor Charge Offs                                     5.94%


Base Rate                                                6.92%


Over 30 Day Delinquency                                  5.42%


Seller's Interest                                       71.08%


Total Payment Rate                                      12.11%


Total Principal Balance                                $2,967,610,345.89


Investor Participation Amount                          $525,000,000.00


Seller Participation Amount                            $2,109,277,012.5